Employee Benefits	12 Months Ended
Dec. 31, 2023
Employee Benefits [Abstract]
Employee benefits

Note 18 - Employee benefits

A.	Employee benefits include post-employment benefits and short-term benefits.

Balances include:

	For the Year ended December 31
	2023	2022
	USD thousands	USD thousands
Short-term benefits	549	463
Post-employment benefit liabilities	141	145
Post-employment benefit liabilities included in other payables	-	158

B.	Post-employment benefit plans – defined contribution plan

The Company has a defined contribution plan in respect of the Company’s liability in respect of its employees who are subject to Section 14 of the Severance Pay Law – 1963.

	For the Year ended December 31
	2023	2022	2021
	USD thousands	USD thousands	USD thousands

Amount recognized as expense in respect of defined contribution plan	401	390	291

C.	Certain of the Company’s executives are entitled to annual and special bonuses under the terms of their employment and consulting agreements. These bonuses will become due upon the achievement of certain goals or agreements for the commercialization of the Company’s products. These consolidated financial statements include bonuses expenses in the amount of USD 446 thousand for the year ended December 31, 2023, USD 406 thousand for the year ended December 31, 2022, and USD 580 thousand for the year ended December 31, 2021.

D.	Certain of the Company’s executives are entitled to benefits upon termination of employment under the terms of their employment and consulting agreements, see Note 12 on related parties. These benefits are measured based on the time of service and their monthly pay and the expected term of their employment. These consolidated financial statements include a liability due to these grants of USD 141 thousand and USD 303 thousand, as of December 31, 2023 and 2022, respectively.